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                                                                  EXHIBIT 10.13


                                 LEASE AGREEMENT
                                     (ELOY)


         THIS LEASE AGREEMENT ("Lease") dated as of the 18th day of July, 1997, by and between CCA PRISON REALTY TRUST, a Maryland real estate investment trust ("Landlord") and CORRECTIONS CORPORATION OF AMERICA, a Tennessee corporation ("Tenant").

                                    RECITALS

         WHEREAS, Tenant (or one of Tenant's affiliates) has concurrently conveyed to Landlord the property described in Exhibit A hereto, and Landlord and Tenant desire that Landlord lease such property back to Tenant; and

         WHEREAS, Landlord and Tenant have entered into a Master Agreement to Lease of even date herewith (the "Master Agreement") which sets forth certain agreements of the parties with respect to the lease of various properties including the property that is the subject of this Lease;

         NOW, THEREFORE, in consideration of the premises and of their respective agreements and undertakings herein, Landlord and Tenant agree as follows:

                                    ARTICLE I
                                PREMISES AND TERM

         1.1 Leased Property. Landlord hereby leases to Tenant and Tenant leases from Landlord the Land located in the City of Eloy, Pinal County, State of Arizona, described in Exhibit A hereto, and all Improvements, Fixtures, and Personal Property thereon or thereto (each as defined in the Master Agreement, and, together with said Land, the "Leased Property"); such Leased Property collectively known and described at the date hereof as the Eloy Detention Center;

         SUBJECT, HOWEVER, to the lien of the mortgage debt described in Exhibit B hereto, if any, and to all easements, liens, encumbrances, restrictions, agreements, and other title matters existing as of the date hereof and listed in Exhibit C hereto (collectively the "Permitted Exceptions").

         1.2 Term. The initial term (the "Fixed Term") of the Lease shall be for a fixed term of twelve (12) years commencing on July 18, 1997 (the "Commencement Date") and expiring on July 17, 2009 (the "Expiration Date"). The Term of this Lease may be renewed on the mutual agreement of Landlord and Tenant as follows:
(i) provided that Tenant gives Landlord notice on or before the date which is six (6) months prior to the Expiration Date, upon the mutual agreement of Landlord and Tenant, the Lease shall be renewed for one (1) additional five (5) year term (the "Extended Term") on the same terms and provisions (other than with respect to renewal) as the Fixed Term, as set forth in the Lease; (ii) provided that Tenant gives Landlord notice on or before the date which is six
(6) months prior to the expiration of the Extended Term, upon the mutual agreement of Landlord and Tenant, the Lease shall be renewed for one (1) additional five (5) year term (the "Second Extended Term") on the same terms and provisions (other than with respect to renewal) as
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the Fixed Term, as set forth in the Lease; and (iii) provided that Tenant gives
Landlord notice on or before the date which is six (6) months prior to the expiration of the Second Extended Term, upon the mutual agreement of Landlord and Tenant, the Lease shall be renewed for one (1) additional five (5) year term (the "Third Extended Term") on the same terms and provisions (other than with respect to renewal) as the Fixed Term, as set forth in the Lease. Tenant's right to so extend the Term of the Lease is conditioned on Landlord's prior approval of the Extended Term, Second Extended Term, or Third Extended Term, as the case may be. The term "Term" used in this Agreement means the Fixed Term, Extended Term, Second Extended Term and Third Extended Term, as appropriate. The term "Lease Year" means each twelve (12) month period during the Term commencing on January 1 and ending on December 31, except the first Lease Year of each Lease shall be the period from the Commencement Date through the following December 31, and the last Lease Year shall end on the date of termination of the Lease if a day other than December 31. Landlord may terminate this Lease prior to the expiration of the Term hereof, at any time following the date which is five (5) years from the date hereof, upon written notice to Tenant not less than eighteen
(18) months prior to the effective date of such termination.

                                   ARTICLE II
                                      RENT

         2.1 Base Rent. Tenant shall pay Landlord Base Rent for the Term in advance in consecutive monthly installments payable on the first day of each month during the Term, the Extended Term, Second Extended Term and the Third Extended Term, commencing on the Commencement Date, in accordance with the Base Rent Schedule attached hereto as Exhibit D. If the Commencement Date or the Expiration Date shall be other than on the first day of a calendar month, the initial (or final, as appropriate) monthly installment of Base Rent payable pursuant to the Lease shall be prorated for the number of days until, in the case of the initial monthly installment, the first day of the calendar month following the Commencement Date and, in the case of the final monthly installment, the Expiration Date.

         2.2 Additional Rent. The Base Rent shall be subject to such increases over the Term as determined pursuant to Section 2.02 of the Master Agreement.

         2.3 Other Additional Rent. Tenant shall also pay all Other Additional Rent with respect to the Leased Property, as set forth in the Master Agreement.

                                   ARTICLE III
                           OTHER TERMS AND CONDITIONS

         3.1 Master Agreement Incorporated Herein. All provisions of the Master Agreement (except any provisions expressly therein not to be a part of an individual lease of leased property) are hereby incorporated in and are a part of this Lease of the Leased Property.


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         3.2 Recordation. At the request of Landlord or Tenant, a short form memorandum of this Lease may be recorded in the real estate records of any county which Landlord or Tenant deems appropriate in order to provide legal notice of the existence hereof.

         IN WITNESS WHEREOF, the Landlord and the Tenant have executed this Lease or caused the same to be executed by their respective duly authorized officers as of the date first set forth above.

                                    CCA PRISON REALTY TRUST


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    CORRECTIONS CORPORATION OF AMERICA


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------








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                                    EXHIBIT A

                      Legal Description of Leased Property

PARCEL "A" - PRISON COMPOUND

A portion of the Northeast Quarter of Section 16, Township 7 South, Range 8 East, of the Gila and Salt River Base and Meridian, Pinal County, Arizona; using a basis of bearing the East line of the Northeast corner of said Section 16, using a bearing of North 00 degrees 00 minutes 07 seconds East and being more particularly described as follows:

Commencing at the East quarter corner of said Section 16, being a brass cap in handhole; thence South 89 degrees 47 minutes 31 seconds West, along the East/West mid-section line of said Section 16, a distance of 735.00 feet to the point of beginning; thence continuing South 89 degrees 47 minutes 31 seconds West along said mid-section line 1907.59 feet to the center of said Section 16, being a 3 inch aluminum monument; thence North 00 degrees 02 minutes 32 seconds West along the North/South mid-section line of said Section 16, a distance of 2648.25 feet to the North quarter corner of said Section 16, being a G.L.O brass cap; thence North 89 degrees 56 minutes 55 seconds East, along the north line of said northeast quarter 1909.62 feet; thence South 00 degrees 00 minutes 07 seconds West, parallel to the East line of said Northeast quarter 2643.03 feet to the point of beginning.

Except all coal, oil, gas and mineral deposits as reserved in instrument recorded September 20, 1944 in Book 71 of Deeds, page 511.

Said parcel contains approximately 120 acres, more or less. This legal description is recorded in Docket 1958, page 755, Records of Pinal County, Arizona.

PARCEL "B" - WELL SITE AND INGRESS/EGRESS EASEMENT

A parcel of land situated in the Northeast Quarter of Section 16, Township 7 South, Range 8 East of the Gila and Salt River Base and Meridian, Pinal County, Arizona; more particularly described as follows:

Beginning at the East quarter corner of said Section 16, measure westerly along the mid-section line bearing South 89 degrees 47 minutes 31 seconds West, a distance of 452.00 feet to the true point of beginning; thence continuing westerly along the mid-section line bearing South 89 degrees 47 minutes 31 seconds West, a distance of 208.00 feet; thence northerly bearing North 00 degrees 00 minutes 07 seconds East, a distance of 208.00 feet; thence easterly bearing North 89 degrees 47 minutes 31 seconds East, a distance of 208.00 feet; thence southerly bearing South 00 degrees 00 minutes 07 seconds West, a distance of 208.00 feet to the true point of beginning.

Except all coal, oil, gas and mineral deposits as reserved in instrument recorded September 20, 1944 in Book 71 of Deeds, page 511.
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Said parcel contains approximately 1.0 acres more or less.

Together with and subject to an easement for ingress and egress more particularly described as follows:

A 30 foot strip of land lying to the North of the following described line; beginning at the East quarter corner of said Section 16, measuring westerly along the mid-section line bearing South 89 degrees 47 minutes 31 seconds West, a distance of 40.00 feet to the true point of beginning; thence continuing westerly along the mid-section line bearing South 89 degrees 47 minutes 31 seconds West, a distance of 412.00 feet.

Except all gas, oil, metals and mineral rights as reserved in patent from State of Arizona recorded in Book 32 of Deeds, page 325, Records of Pinal County, Arizona.

This legal description is recorded in Docket 1999, page 997, Records of Pinal County, Arizona.


PARCEL "C" - SEWAGE DISPOSAL BEDS

A parcel of land situated in the northwest corner of Section 16, Township 7 South, Range 8 East, of the Gila and Salt River Base and Meridian, Pinal County, Arizona, more particularly described as follows:

Beginning at the North quarter corner of said Section 16, measure southerly along the mid-section line bearing South 00 degrees 02 minutes 32 seconds East, a distance of 600.00 feet to the true point of beginning; thence continuing southerly along the mid-section line bearing South 00 degrees 02 minutes 32 seconds East, a distance of 600.00 feet; thence westerly bearing South 89 degrees 57 minutes 28 seconds West, a distance of 1815.00 feet; thence northerly bearing North 00 degrees 02 minutes 32 seconds West, a distance of 600.00 feet; thence Easterly bearing North 89 degrees 57 minutes 28 seconds East, a distance of 1815.00 feet to the true point of beginning.

Except all gas, oil, metals and mineral rights as reserved in patent from State of Arizona Recorded in Book 32 of Deeds, page 325, Records of Pinal County, Arizona.

Said parcel contains approximately 25 acres, more or less. This legal description is recorded in Docket 1999, page 997, Records of Pinal County, Arizona.




                                                           Eloy Detention Center
                                                     Eloy, Pinal County, Arizona
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                                    EXHIBIT B

                                  Mortgage Debt

                         Property: Eloy Detention Center



This property is subject to the following Mortgage Debt:

         That certain deed of trust of First Union National Bank of Tennessee, as Administrative Agent, dated July 18, 1997.








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                                    EXHIBIT C

                              Permitted Exceptions

                         Property: Eloy Detention Center

1. Taxes and assessments collectible by the County Treasurer not yet due and payable for the year 1997.

2. Assessments, obligations and liabilities by reason of the property described herein being included in any existing or proposed sewer system, street, lighting or other assessment and/or improvement district of the City of Eloy, if any.

3. Liabilities and obligations existing or which may arise against the property by reason of its inclusion within Central Arizona Water Conservation District, Pinal County Flood Control District and Central Arizona Water Irrigation District.

4. Reservations contained in State of Arizona patent recorded in Book 32 of Deeds, page 325, reading as follows: The State of Arizona reserves all rights to any and all minerals, ores, and metals of every kind and character and all coal, asphaltum, oil, gases, fertilizers, fossils and other like substances in or under said land and all the right of ingress and egress for the purpose of mining, together with enough of the surface of the land as may be necessary for the proper and convenient working and extraction of such minerals and substances.

5. Water rights, claims or title to water, whether or not shown by the public records.

6. The right of entry to prospect for, mine and remove the oil, gas and other mineral deposits in said land as reserved in Deed recorded in Book 71 of Deeds, Page 511.

7. Liabilities and obligations imposed upon said land by reason of its inclusion within the Central Arizona Water Irrigation and Drainage District as disclosed by instrument recorded on January 20, 1990, in Docket 1580, page 919.

8. Easement for public highway purposes and rights incident thereto, as set forth in instrument recorded in Book 85 of Deeds, page 243. (Parcel
         A)

9. Resolution by the Board of Supervisors of Pinal County Arizona purporting to establish a county roadway, 33 feet on each side of all section lines, recorded February 21, 1964, in Docket 375, page 572. (Parcel A)

10. Easement for electric transmission lines and rights incident thereto, as set forth in instrument recorded in Docket 1301, page 452. (Parcel
         A)

11. Easement for water distribution system canals, laterals and ditches and rights incident thereto, as set forth in instrument recorded in Docket 1515, page 195. (Parcels A and B)

12. Easement for ingress, egress and irrigation purposes and rights incident thereto, as set forth in instrument recorded in Docket 1568, page 482. (Parcels A and C)

13. Easement for electric lines and appurtenant facilities and rights incident thereto, as set forth in instrument recorded in Docket 2026, page 456. (Parcel A)
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14.      Easement for electric lines and appurtenant facilities and rights incident thereto, as set forth in instrument recorded in Docket 2026, page 458. (Parcel B)

15. Agreement for the operation, maintenance, repair and financing of an irrigation distribution system according to the terms and conditions contained therein, dated June 13,1984, between Central Arizona Irrigation and Drainage District, an irrigation district, and B.K.W. Farms, Inc., an Arizona corporation, recorded June 26,1985, in Docket 1295, page 47.

16. Agreement for irrigation and water use according to the terms and conditions contained therein, dated December 1, 1989, between Central Arizona Irrigation and Drainage District, an irrigation district, and Lin & Sons, Enterprises, Inc., a California corporation, recorded March 26, 1990, in Docket 1665, page 684.

17. All matters shown on ALTA/ACSM Land Title Survey, dated June 20, 1997, prepared by Robert B. Atherton, R.L.S. No. 16490, Atherton Engineering Inc., 4620 N. 16th Street, Suite 108, Phoenix, AZ 85016-5148, Job No. 97-26.
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                                    EXHIBIT D

                               Base Rent Schedule

                         Property: Eloy Detention Center


         Tenant will pay to Landlord annual Base Rent of $6,000,000.00, payable in equal monthly installments of $500,000.00.

         Base Rent for the Extended Term, Second Extended Term and Third Extended Term shall be equal to the fair market rental value of the Leased Property as of the respective commencement dates thereof.